UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Exponent, Inc.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2012 NOTICE OF

ANNUAL STOCKHOLDERS MEETING

AND PROXY STATEMENT

Exponent, Inc.

149 Commonwealth Drive

Menlo Park, CA 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 31, 2012

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Exponent, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 31, 2012, at 10:00 a.m. Pacific time, at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purposes:

•	To elect seven directors for a term of one year;

•	To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as independent auditor for the Company for the fiscal year ending December 28, 2012;

•	To approve, on an advisory basis, the fiscal 2011 compensation of the Company’s named executive officers;

•	To consider and approve an amendment of the Amended and Restated 2008 Equity Incentive Plan; and

•	To attend to other matters that may properly come before the Annual Meeting.

Stockholders owning the Company’s shares at the close of business on April 4, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

Please note that if you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

April 18, 2012

TABLE OF CONTENTS

About the Annual Meeting	1
Proposal No. 1—Election of Directors	4
Board Independence	8
Board Meetings, Committees, and Board Leadership	9
Report of the Audit Committee of the Board of Directors	15
Relationship with Independent Auditor	17
Proposal No. 2—Ratification of Appointment of Independent Auditor	18
Proposal No. 3—Advisory Vote on Executive Compensation for Fiscal 2011	19
Proposal No. 4—Approval of Amendment of the Amended and Restated 2008 Equity Incentive Plan	20
Security Ownership of Certain Beneficial Owners and Management	28
Executive Officer Compensation	30
Compensation Discussion and Analysis	30
Summary Compensation Table	36
Grants of Plan-Based Awards in Fiscal 2011 Table	37
Outstanding Equity Awards At Fiscal 2011 Year-End Table	38
Option Exercises and Stock Vested in Fiscal 2011 Table	39
Nonqualified Deferred Compensation in Fiscal 2011 Table	40
Equity Compensation Plan Information in Fiscal 2011	41
Report of the Human Resources Committee of the Board of Directors	42
Certain Relationships and Related Transactions	43
Other Matters	44

EXPONENT, INC.

PROXY STATEMENT

FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS

ABOUT THE ANNUAL MEETING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware corporation. The Annual Meeting of Stockholders will be held at the Company’s principal executive offices, 149 Commonwealth Drive, Menlo Park, California 94025, on Thursday, May 31, 2012 at 10:00 a.m. Pacific time. The telephone number for this location is (650) 326-9400.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the Annual Meeting and transact such other business that may properly come before the Annual Meeting.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the Record Date, April 4, 2012, will receive notice of the Annual Meeting and are entitled to vote at the Annual Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

Please note that if you hold your shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership on the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as the ratification of the Company’s independent auditor, or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

We have provided our stockholders access to our proxy materials over the internet in accordance with rules and regulations adopted by the United States Securities and Exchange Commission (“SEC”). Therefore, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 18, 2012 to all stockholders entitled to vote at the meeting. The Notice will have instructions for stockholders on how to access Exponent’s proxy materials via a website or how to request that a printed copy of the proxy materials be mailed to them. The Notice will also have instructions on how to elect to receive all future proxy materials electronically or in printed form. If you choose to receive future proxy materials electronically, you will receive an email each year with instructions on how to access the proxy materials and proxy voting site.

The SEC has adopted rules that allow companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials to certain stockholders who share the same address, a practice referred to as “householding.” Some banks, brokers and other nominees will be householding Exponent’s proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or other nominee holder of your Exponent common stock that the broker or other nominee holder will be householding the proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one copy, please notify your broker or other nominee holder of your Exponent common stock. We will deliver promptly, on written or oral request, a separate copy of our proxy materials, including our annual report to stockholders, to each stockholder participating in householding. To request that proxy materials be householded or to request separate copies of proxy materials, please contact us at: Corporate Secretary, 149 Commonwealth Drive, Menlo Park, CA 94025 or by telephone at (650) 326-9400.

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How Do I Vote?

You may vote by telephone, vote via the internet, or vote in person. To vote by telephone or via the internet, please follow the instructions provided in the Notice. If you elected to receive printed proxy materials, you may submit your proxy by mail. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

•	for the seven named nominees to the Board of Directors;
•	for the ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s auditor for the fiscal year ending December 28, 2012;
•	to approve, on an advisory basis, the fiscal 2011 compensation of the Company’s named executive officers; and
•	to approve an amendment of the 2008 Amended and Restated Equity Incentive Plan.

If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your Notice to the Annual Meeting, or if you do not bring your Notice, the Company will pass out written ballots to anyone who was a stockholder as of the Record Date.

What if I Change My Mind After I Vote?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do so by voting by telephone or via the internet, by signing or delivering another proxy with a later date if you elected to receive printed proxy materials or by voting in person at the Annual Meeting. Your proxy with the latest date is counted.

What Does it Mean if I Receive More than One Notice?

It means you have multiple accounts with the transfer agent and/or with brokers. Please provide voting instructions for all Notices you receive.

What Constitutes a Quorum?

The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted “For,” “Against,” or “Withheld” on the proposals are treated as being present at the Annual Meeting for purposes of establishing a quorum and are deemed to be “votes cast” at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on issues requiring approval of a majority of the votes duly cast. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. The affirmative vote of a majority of the votes duly cast is required for the election of directors, the ratification of the appointment of KPMG LLP, the advisory vote on executive compensation, and the approval of amendment of the Amended and Restated 2008 Equity Incentive Plan.

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As of the Record Date, a total of 13,445,926 shares of the Company’s common stock, $.001 par value, were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s common stock, see “Security Ownership of Certain Beneficial Owners and Management.” The closing price of the Company’s common stock on the NASDAQ Global Select Market on the Record Date was $48.23 per share.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

A Board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified. The Board has determined that at least a majority of the members of the Board are independent directors within the meaning of applicable NASDAQ listing standards.

Required Vote

The Company’s Bylaws require that each director be elected by the majority of votes cast with respect to such director in uncontested elections. Each director nominated has provided an irrevocable, conditional resignation which is effective only if (i) he or she fails to receive the required majority vote at any Annual Meeting at which he or she face re-election and (ii) Board acceptance of such resignation. If an incumbent director fails to receive the required majority vote for re-election, the Corporate Governance and Nominating Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board.

The election of directors pursuant to this Proposal is an uncontested election, and, therefore, the majority vote standard will apply. Abstentions and broker non-votes will not have any effect on the outcome of this Proposal. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW:

Samuel H. Armacost

Age:	73

Director Since:	1989

Principal Occupation:	Chairman Emeritus of the Board of SRI International

Recent Business Experience:	Mr. Armacost was Chairman of the Board of SRI International, an independent, non-profit scientific research institute, from 1998 to March 2010. He was a Principal of Weiss, Peck & Greer, L.L.C., an investment firm, from l990 to 1997. In 1997, he was appointed Managing Director until his departure in June 1998. He was Managing Director of Merrill Lynch Capital Markets of Merrill, Lynch, Pierce, Fenner & Smith, Incorporated, from 1987 to 1990, and he was Director, President, and Chief Executive Officer of BankAmerica Corporation from 1981 to 1986. The Company believes that Mr. Armacost’s record of success in senior executive positions and service as director of a number of large public companies qualifies him to serve as a director of the Company. The Company also considered Mr. Armacost’s prior experience on and contributions to the Board in connection with his nomination.

Other Directorships:	Member of the Boards of Callaway Golf Company, Franklin Resources, Inc. and SRI International

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Mary B. Cranston

Age:	64

Director Since:	2010

Principal Occupation:	Retired Senior Partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm.

Recent Business Experience:	Ms. Cranston was the Chair and Chief Executive Officer of Pillsbury from January 1999 until April 2006, and continued to serve as Chair of Pillsbury until December 2006. Ms. Cranston has been practicing complex litigation, including antitrust, telecommunications and securities litigation since 1975, and she is a member of the American College of Trial Lawyers. The Company believes that Ms. Cranston’s record of success leading a large professional services organization, her service as director for a number of large public companies and her extensive legal background qualifies her to serve as a director of the Company. The Company also considered Ms. Cranston’s prior experience on and contributions to the Board in connection with her nomination.

Other Directorships:	Member of the Boards of GrafTech International, Ltd., International Rectifier, Juniper Networks and Visa, Inc.

Leslie G. Denend, Ph.D.

Age:	71

Director Since:	2009

Principal Occupation:	Director of McAfee, Inc. and VeriFone, Inc.

Recent Business Experience:	Dr. Denend was previously a member of the Board of Directors of the Company from 2001 to 2007, and elected again to the Board of Directors in May, 2009. In addition, Dr. Denend was Chairman of the Board of the Company from June 2005 until May 2007. Dr. Denend was President of McAfee, Inc., from December 1997 until May 1998, President and CEO of Network General, Inc. from February 1993 until December 1997 and Chairman, President and CEO of Vitalink Communications Corporation from October 1990 until its acquisition by Network Systems Corp. in June 1991. Dr. Denend remained as a business unit president at Network Systems Corp. until December 1992. He was Executive Vice President at 3Com Corporation from January 1989 until October 1990. He was also a partner in McKinsey & Company from December 1984 until January 1989. The Company believes that Dr. Denend’s record of success in senior executive positions and service as director of a number of large public companies qualifies him to serve as a director of the Company. The Company also considered Dr. Denend’s prior experience on and contributions to the Board in connection with his nomination.

Other Directorships:	Member of the Boards of McAfee, Inc. and VeriFone, Inc.

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Michael R. Gaulke

Age:	66

Director Since:	1994

Principal Occupation:	Chairman of the Board of Directors

Recent Business Experience:	Mr. Gaulke joined the Company in 1992, as Executive Vice President and Chief Financial Officer. He was named President in 1993, and he was appointed as a member of the Board of Directors of the Company in 1994. He served as Chief Executive Officer from 1996 to May 2009, and was appointed Chairman of the Board of Directors in May 2007. Mr. Gaulke served as Executive Chairman from May 2009 to June 2010. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics, and was a consultant with McKinsey & Company. The Company believes that Mr. Gaulke’s leadership role in the Company, and extensive and unique experience with the operations of the Company, qualifies him to serve as a director of the Company. The Company also considered Mr. Gaulke’s prior senior leadership experience in technology companies and his prior service on other public company boards in connection with his nomination.

Other Directorships:	Member of the Boards of Cymer, Inc. and Sutter Health, and the Board of Trustees of the Palo Alto Medical Foundation

Paul R. Johnston, Ph.D.

Age:	58

Director Since:	2009

Principal Occupation:	President and Chief Executive Officer

Recent Business Experience:	Dr. Johnston joined the Company in 1981 and has assumed increasingly responsible positions over time, most recently being named Chief Executive Officer in 2009 and President in 2007. Dr. Johnston was elected to the Board of Directors in May, 2009. In his prior roles, Dr. Johnston was previously responsible for Exponent’s Health and Environmental businesses before assuming management of all of the Company’s consulting groups. He has also managed the Company’s network of offices. He is a Registered Professional Civil Engineer in the State of California. The Company believes that Dr. Johnston’s service as Chief Executive Officer and President of the Company, and extensive and unique experience with the operations of the Company, qualifies him to serve as a director of the Company.

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Stephen C. Riggins

Age:	67

Director Since:	2003

Principal Occupation:	Former Western Area Managing Partner – Assurance of KPMG LLP

Recent Business Experience:	Mr. Riggins spent 30 years with KPMG LLP, where he practiced as a certified public accountant and was in a number of senior leadership positions including being a member of KPMG's Board of Directors and its Management Committee. Other roles included serving as Western Area Managing Partner - Assurance; Managing Partner - Information, Communication, and Entertainment; and Managing Partner - Silicon Valley Office and Los Angeles Office. The Company believes that Mr. Riggins’s senior leadership positions with a large professional services organization and his extensive financial background qualifies him to serve as a director of the Company. The Company also considered Mr. Riggins prior experience on and contributions to the Board in connection with his nomination.

John B. Shoven, Ph.D.

Age:	64

Director Since:	2007

Principal Occupation:	Professor of Economics, Stanford University

Recent Business Experience:	Dr. Shoven is currently the Charles R. Schwab Professor of Economics at Stanford University, where he has taught since 1973. He is also the Wallace R. Hawley Director of the Stanford Institute for Economic Policy Research, a position he has held since November 1999 and earlier served in that capacity from 1989 to 1993. He served as Chairman of the Economics Department at Stanford University from 1986 to 1989 and as Dean of the School of Humanities and Sciences from 1993 to 1998. Dr. Shoven earned his Ph.D. in economics from Yale University and his bachelor’s degree in physics from University of California, San Diego. Dr. Shoven is a Fellow of the American Academy of Arts and Sciences, a recipient of the Paul A. Samuelson Award for Outstanding Scholarly Writing on Lifelong Financial Security, an award winning teacher at Stanford, and has published more than one hundred professional articles and twenty books. The Company believes that Dr. Shoven’s extensive academic experience and service as director of a number of large public companies qualifies him to serve as a director of the Company. The Company also considered Dr. Shoven’s prior experience on and contributions to the Board in connection with his nomination.

Other Directorships:	Chairman of the Board of Cadence Design Systems, Inc. and a member of the Boards of American Century Funds and Financial Engines, Inc.

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BOARD INDEPENDENCE

The Board has determined that the following members of the Board are independent directors within the meaning of applicable NASDAQ listing standards: Samuel H. Armacost, Mary B. Cranston, Leslie G. Denend, Ph.D., Stephen C. Riggins and John B. Shoven, Ph.D. Samuel H. Armacost was appointed Lead Independent Director in May 2007. Under applicable Securities and Exchange Commission and NASDAQ rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. No transactions required to be disclosed under SEC rules, and no other transactions, arrangements or relationships, existed or were considered by the Board in making its independence determinations.

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BOARD MEETINGS, COMMITTEES, AND BOARD LEADERSHIP

The Board held four meetings in fiscal 2011. Each director attended at least 75% of applicable Board meetings and committee meetings during fiscal 2011. The following table describes the Board’s committees. The members of each committee are all independent directors within the meaning of applicable NASDAQ listing standards.

Committee Name/Number of Members	Function of Committee		Meetings in Fiscal 2011

AUDIT COMMITTEE	•	Monitors the preparation of quarterly and annual financial reports by the Company’s management	8 meetings
Stephen C. Riggins—Chairperson
Samuel H. Armacost John B. Shoven, Ph.D.	•	Appoints and removes the Company’s independent auditor, approves the scope of their audit services and related fees, as well as any other services being provided to the Company, supervises their work (including resolution of any disagreements between management and the independent auditor regarding financial reporting) and determines whether the independent auditor is independent

	•	In consultation with management and the independent auditor considers the integrity of the Company’s financial reporting process and controls regarding finance, accounting and legal compliance

HUMAN RESOURCES COMMITTEE	•	Establishes the general compensation and benefit policies for all employees	5 meetings

Leslie G. Denend, Ph.D.—Chairperson	•	Oversees the specific compensation plan for officers of the Company
Samuel H. Armacost
Mary B. Cranston Stephen C. Riggins	•	Oversees the succession plan for the position of Chief Executive Officer
John B. Shoven, Ph.D
	•	Oversees the employee development and management succession programs at the Company

	•	Approves awards under the Company’s stock-based employee incentive plans

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CORPORATE GOVERNANCE	•	Identifies individuals qualified to become Board members	4 meetings
AND NOMINATING
COMMITTEE	•	Makes recommendations to the Board regarding nominations for the Board

John B. Shoven, Ph.D.—Chairperson	•	Oversees the Board’s annual evaluation of its performance
Samuel H. Armacost
Mary B. Cranston Leslie G. Denend, Ph.D.	•	Reviews and recommends to the Board compensation for non-employee directors
Stephen C. Riggins
	•	Oversees corporate governance

The responsibilities of the Audit Committee, Human Resources Committee and the Corporate Governance and Nominating Committee are set forth in written charters for each committee, which are available on the Company’s website at: http://www.exponent.com/corporate-governance/.

Board Leadership and Risk Oversight

Samuel H. Armacost has served as Lead Independent Director since May 2007. The Board has delegated oversight for matters involving certain specific areas of risk exposure to its committees. Each committee reports to the Board of Directors at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight. The Audit Committee oversees the integrity of the Company’s financial statements, risks related to the Company’s financial reporting process and internal controls, the independent auditors’ qualifications, independence and performance, and the Company’s corporate finance matters, including its capital structure. The Human Resources Committee is responsible primarily for the design and oversight of the Company’s executive compensation policies, plans and practices. A key objective of the Human Resources Committee is to ensure that the Company’s overall executive compensation program appropriately links pay to performance and aligns the interests of the Company’s executives with its stockholders, while seeking to encourage an appropriate level of risk-taking behavior consistent with the Company’s long-term strategy. The Human Resources Committee also monitors the design and administration of the Company’s compensation programs to ensure that they include appropriate safeguards to avoid encouraging unnecessary or excessive risk taking by Company employees. Another important element of risk mitigation is ensuring a balanced, engaged and independent board. The Corporate Governance and Nominating Committee is primarily responsible for identifying and recommending nominees for director and overseeing the annual board evaluation of its performance.

Corporate Governance and Nominating Committee

As described in the previous table, the Corporate Governance and Nominating Committee of the Board identifies individuals qualified to become Board members, recommends that the Board select the director nominees for the next annual meeting of stockholders, oversees the Board’s annual evaluation of its performance and reviews and recommends to the Board compensation for non-employee directors. The committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and for periodically reviewing such guidelines. The members of the Corporate Governance and Nominating Committee are all independent directors within the meaning of applicable NASDAQ listing standards. The responsibilities of this committee are set forth in the Corporate Governance and Nominating Committee Charter, which is available on the Company’s website at: http://www.exponent.com/corporate-governance/.

The information below describes the criteria and process that the Corporate Governance and Nominating Committee use to evaluate candidates to the Board of Directors.

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Criteria for Nomination to the Board of Directors. The Corporate Governance and Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the NASDAQ Global Select Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the NASDAQ Global Select Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director are recommended to the Board on the basis of the appropriate size, function and needs of the Board, taking into account that the Board as a whole will have competency in the following areas: (i) industry knowledge; (ii) accounting and finance; (iii) business judgment; (iv) management; (v) leadership; (vi) business strategy; and (vii) corporate governance.

Stockholders’ Proposals for Nominees. The Corporate Governance and Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Corporate Governance and Nominating Committee c/o the Secretary of the Company and should include, in addition to the other information required under our Bylaws, the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals and Nominations for the 2013 Annual Meeting.”

Process for Identifying and Evaluating Nominees. The Corporate Governance and Nominating Committee believes the Company is well served by its current directors, and in the ordinary course re-nominates incumbent directors who continue to be qualified for Board service, have performed well and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Corporate Governance and Nominating Committee may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates are selected based on input from members of the Board, senior management of the Company and, if the Corporate Governance and Nominating Committee deems appropriate, a third-party search firm. The Corporate Governance and Nominating Committee will evaluate each candidate’s qualifications and check relevant references. In addition, such candidates will be interviewed by at least one member of the Corporate Governance and Nominating Committee. Candidates meriting serious consideration will meet with the majority of the members of the Board. Based on this input, the Corporate Governance and Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the Committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for approval of the stockholders, as appropriate.

The Company has not adopted a formal policy with respect to stockholder nominees. The Company expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2012 Annual Meeting. Each of the nominees listed in the proxy statement is a current director standing for re-election.

How to Contact the Board of Directors. Interested parties wishing to contact the non-management directors of the Company may do so by writing to them at the following address: Corporate Secretary, 149 Commonwealth Drive, Menlo Park, CA 94025. All letters received will be categorized by the Company’s Corporate Secretary, and then forwarded to the Company’s non-management directors.

The Company does not have a policy requiring the directors to attend the annual stockholders’ meeting. However, all of the Company’s directors in office at the time of our last annual stockholders’ meeting attended that meeting. It is expected that all of our directors then in office will attend the Annual Meeting.

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Code of Business Conduct and Corporate Governance

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all of the Company’s employees, officers and members of the Board of Directors. The Company has also adopted a Code of Ethics applicable to its senior financial officers, including its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Corporate Controller and Treasurer. Copies of both documents are available on the Company’s website at: http://www.exponent.com/corporate-governance/. The Company intends to disclose any waivers from these codes in a report on Form 8-K filed with the SEC.

Risk Management

The Company takes a comprehensive approach to risk management and seeks to employ risk management principles in all of its management processes. This comprehensive approach is reflected in the reporting processes pursuant to which management provides information to the Board to support the Board’s role in oversight, approval and decision-making. The Board maintains oversight responsibility for the management of the Company’s risks, and closely monitors the information it receives from management to provide oversight and guidance to our management team concerning the assessment and management of risk. The Board approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate levels of risk taking within the business.

Our Board also reviews the Company’s enterprise risk management (ERM) program to ensure that an appropriate ERM process is in place. This review includes a discussion of the major risk exposures identified by senior management and steps implemented to monitor and mitigate such exposures on an ongoing basis. In addition to these reviews, our senior executives with responsibility for various business functions provide the Board and its committees with periodic updates regarding the Company’s strategies and objectives, and the risks inherent thereto. Members of management most knowledgeable of relevant issues attend Board meetings to provide additional insight into items being discussed, including risk exposures. In addition, our directors have access to Company management at all times and at all levels to discuss any matters of interest, including those related to risk.

Compensation of Directors

Members of our Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. Non-employee members of the Board of Directors receive:

•	An annual cash retainer of $50,000;
•	An annual restricted stock unit grant valued at $60,000 that cliff vests one year from the date of grant;
•	$5,000 for service on the Human Resources Committee;
•	$11,500 for service on the Audit Committee;
•	$5,000 for service on the Corporate Governance and Nominating Committee;
•	$1,000 for attending each meeting of any Committee other than the standing Committees;
•	$500 for participation in each conference call of any Committee other than the standing Committees;
•	$20,000 for serving as Chairman of the Board of Directors;
•	$20,000 for serving as Lead Independent Director of the Board of Directors;
•	$10,000 for serving as Chairperson of the Audit Committee;
•	$7,500 for serving as Chairperson of the Corporate Governance and Nominating Committee; and
•	$7,500 for serving as Chairperson of the Human Resources Committee.

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Director Stock Ownership Guidelines

We believe that the financial interests of our directors should be aligned with those of our stockholders. On June 3, 2010 our Corporate Governance and Nominating Committee adopted stock ownership guidelines for all non-employee directors. The stock ownership guideline for non-employee directors is equal to the director’s annual cash retainer for board service. Stock that counts towards satisfaction of our stock ownership guidelines includes shares owned outright by the non-employee director or his or her immediate family members residing in the same household or in trust and restricted stock units, whether or not vested. The value of shares owned outright is Exponent’s prior 365-day average closing common stock price. The value of restricted stock units is the grant date fair value. The calculation is done at the beginning of each year. Non-employee directors are required to achieve their stock ownership guideline within five years of the date the guidelines were adopted. If a person’s stock ownership guideline increases, that person has a five-year period to achieve the new guideline. As of April 4, 2012, all non-employee directors met the stock ownership guidelines or are expected to meet the applicable ownership guidelines within the specified time period.

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DIRECTOR COMPENSATION IN FISCAL 2011

The following table sets forth information regarding outside director compensation during fiscal 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2)($)	Total ($)

Samuel H. Armacost	88,333	60,000	148,333

Mary B. Cranston	56,500	60,000	116,500

Leslie G. Denend, Ph.D.	64,000	60,000	124,000

Michael R. Gaulke	66,500	60,000	126,500

Stephen C. Riggins	78,333	60,000	138,333

John B. Shoven, Ph.D.	75,833	60,000	135,833

(1)	The amounts shown in this column represent the value of unvested restricted stock unit awards granted during fiscal 2011 in accordance with ASC 718. However, pursuant to SEC rules, these values are not reduced by an estimate for the probability of forfeiture. See the notes to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 30, 2011 regarding assumptions underlying the valuation of equity awards.
(2)	Each of our current outside directors was granted 1,425 restricted stock units during 2011 with a grant date fair value of $60,000. The following director restricted stock unit awards were outstanding as of December 30, 2011: Mr. Armacost - 2,626, Ms. Cranston - 1,425, Dr. Denend - 1,425, Mr. Gaulke - 65,197, Mr. Riggins - 1,425 and Dr. Shoven - 1,425. The following director stock option awards were outstanding as of December 30, 2011: Mr. Gaulke - 7,500.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is responsible for general oversight of the Company’s financial accounting and reporting process. The Committee’s primary responsibilities fall into three broad categories:

•	first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent auditor about quarterly and annual financial statements and key accounting and reporting matters;

•	second, the Committee is responsible for matters concerning the relationship between the Company and its independent auditor, including their appointment or removal; approving the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent auditor is independent; and

•	third, the Committee in consultation with management and the independent auditor considers the integrity of the Company’s financial reporting processes and controls regarding finance, accounting and legal compliance.

The Committee’s responsibilities are presented in detail in the complete charter of the Committee, which is available on the Company’s website at: http://www.exponent.com/corporate-governance/. The charter reflects standards set forth in the applicable SEC regulations and the NASDAQ Global Select Market rules. Audit Committee members are independent as defined by these regulations and rules. The Board of Directors has determined that Mr. Riggins is an “audit committee financial expert” as such term is defined by these rules and regulations.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it considers necessary or appropriate to each of the matters assigned to it under the Committee’s charter.

In overseeing the preparation of the Company’s financial statements, the Committee met with both management and the Company’s independent auditor to review and discuss all quarterly and annual financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee discussed the statements with both management and the independent auditor. The Committee’s review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from KPMG LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. We have discussed with KPMG matters relating to its independence, including a review of both audit and non-audit services, and considered the compatibility of non-audit services with KPMG’s independence.

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On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2011, for filing with the SEC.

Members of the Audit Committee

Stephen C. Riggins, Chairperson

Samuel H. Armacost

John B. Shoven, Ph.D.

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RELATIONSHIP WITH INDEPENDENT AUDITOR

KPMG LLP has been the independent auditor that audits the financial statements of the Company since 1987. In accordance with standing policy, KPMG LLP periodically changes the personnel who work on the audit. In addition to performing the audit of the Company’s consolidated financial statements, KPMG LLP provided various other services during fiscal 2011. The aggregate fees incurred during fiscal 2011 and fiscal 2010 for each of the following categories of services are set forth below:

	Fiscal 2011 Fees	Fiscal 2010 Fees
Audit Fees	$588,000	$588,000
Audit-Related Fees	-	-
Tax Fees	94,000	96,000
All Other Fees	-	-
Total Fees	$682,000	$684,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports. This includes fees for review of the tax provision and fees for accounting consultations on matters reflected in the financial statements. Audit fees also include audit or other attest services required by statute or regulation (foreign or domestic) such as comfort letters, consents, reviews of SEC filings, statutory audits in non-U.S. locations and reports on issuers’ internal controls required under the Sarbanes-Oxley Act.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. No other fees were incurred during fiscal years 2011 or 2010.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed KPMG LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 28, 2012. KPMG LLP has audited the Company’s financial statements since 1987. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Required Vote

The ratification of the appointment of KPMG LLP will require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting.

In the event that the stockholders do not approve the selection of KPMG LLP, the Audit Committee of the Board of Directors will reconsider the appointment of the independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION FOR FISCAL 2011

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables the Company’s stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules. Although the vote is advisory and is not binding on us or on our Board of Directors, our Human Resources Committee will take into account the outcome of the vote when considering future executive compensation decisions and will evaluate whether any actions are necessary to address stockholder concerns.

We believe that our compensation philosophy has allowed us to attract, retain, and motivate qualified executive officers who have contributed to our success. For more information regarding the compensation of our named executive officers and our compensation philosophy, we encourage you to read the section of this proxy entitled “Executive Officer Compensation – Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables for a more detailed discussion of our compensation policies and practices.

We are asking for stockholder approval of the compensation of our named executive officers in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. In accordance with the recommendation of the Company’s stockholders at the 2011 Annual Meeting of the Company, the Board intends to see this advisory vote on an annual basis.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for advisory approval of this proposal.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL NO. 4

APPROVAL OF AMENDMENT OF THE AMENDED AND RESTATED

2008 EQUITY INCENTIVE PLAN

In 2008, we adopted the 2008 Equity Incentive Plan (the “2008 Plan” or the “Plan”), which replaced our prior equity-based compensation plans. The 2008 Plan was approved by stockholders on May 29, 2008 and currently has up to 1,869,720 shares of our common stock authorized for grants of stock awards and stock options to selected employees, directors and independent contractors. As of April 4, 2012, we have granted restricted stock units and stock options covering 1,214,075 shares of our common stock and, as a result, have 655,645 shares of common stock remaining available for grant under the 2008 Plan.

On April 4, 2012, the Board of Directors adopted an amendment to the 2008 Plan to increase the number of shares available for grant by 544,355 shares (bringing the remaining total number of shares currently available for issuance under the 2008 Plan to 1,200,000 and the aggregate number of shares under the 2008 Plan to 2,414,075), subject to stockholder approval of the amendment. Based on our current plans and growth expectations, we believe that the shares requested in this proposal will be sufficient for the Company’s needs for three years.

An affirmative vote for Proposal No. 4 is a vote to approve an increase in the number of shares available for grant under the 2008 Plan, which under the terms of the Plan will extend the Plan term for 10 years from the date of such approval.

Equity compensation is a critical part of the Company’s total compensation program which is essential to the Company’s long-term success. The Company believes that its current equity compensation program is an important element in the retention of employees who are its key revenue generators. As of April 4, 2012, there were 379,396 shares subject to stock options outstanding under our existing plans with a weighted average exercise price of $17.55 and a weighted average remaining term of 4.9 years. In addition, there were 1,052,203 shares subject to issuance under awards of restricted stock units.

The Company believes that as a high-end consulting firm its people are its key asset and this requires a unique approach to equity compensation. The Company seeks to balance the need to attract, motivate and retain top talent in a highly competitive business with the need to manage its annual use of equity. Almost all of its competitors are privately held organizations owned by their key revenue generators. To remain competitive the use of equity is necessary to attract, motivate and retain the highest caliber principal consultants and senior management. Equity awards continue to represent a significant portion of the compensation package for most of its key revenue generators, not just senior management. During fiscal 2011 the Company granted equity awards to approximately 128 employees. The Company strongly believes that granting equity awards encourages employees to think and behave like owners, rewarding them when value is created for stockholders.

Equity needs to be distributed more broadly than to senior management alone to ensure key revenue producers are focused on growing the business and incentivized to maximize stockholder value. The Company believes its current equity compensation program has had a significant positive impact on its financial results and overall business strategy. The Company started its current program in 2004. Net revenues have increased 96% from $125.9 million in fiscal 2003 to $246.7 million in fiscal 2011 and operating income has increased 217% from $16.9 million to $53.5 million over the same period of time. The Company’s market capitalization increased from $155.4 million at the end of fiscal 2003 to $611.4 million at the end of fiscal 2011 reflecting a total stockholder return of approximately 293% since 2003. In deciding whether to approve this proposal, stockholders should also consider the following key factors;

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•	Use of restricted stock units to pay a portion of bonuses. The Company’s bonus pool is based on the profitability of the Company and is distributed based on each individual’s relative contribution to the overall performance of the Company. In 2004, the Company started to pay a portion of its key revenue producers and senior management’s earned annual bonuses in restricted stock units as a way to further align the interests of its employees with that of its stockholders and to further retain top talent. At the discretion of the Company 20% to 40% of this group’s annual bonus is paid with fully vested restricted stock unit awards which are settled with shares of common stock four years from the grant date. This strategy uses equity as a substitute for cash in delivering performance based pay to its employees. Each individual who has part of their bonus settled with a fully vested restricted stock unit award is also granted a matching number of unvested restricted stock unit awards that cliff vest four years from the date of grant. This program has resulted in an increase in stock ownership for the top performing consultants by tying up a portion of their annual bonus with restricted stock units, which are matched by the Company with unvested restricted stock units. By tying this program to individual bonuses it ensures that the top performing consultants receive the highest portion of equity compensation. This program has been well received by the Company’s employees and stockholders, has improved retention and we believe has contributed to the Company’s strong results over the past several years. While the fully vested units issued in lieu of cash do not have the retention power of the unvested units, the Company believes that they are an important part of aligning its key revenue producers and stockholders’ interests, although this increases the number of shares issued annually and as a result it also increases the Company’s burn rate.

•	Decreasing total potential dilution and burn rate. Total potential dilution is equal to the total number of equity awards outstanding plus the pool of shares remaining for future awards, divided by the total number of common shares outstanding, the number of equity awards outstanding and the pool of shares remaining for future awards. The Company’s total potential dilution was 16.4% as of April 4, 2012, assuming the proposed amendment of the 2008 Plan is approved by stockholders. Total potential dilution has decreased from 18.1% as of April 7, 2010 (the amount disclosed in the 2010 proxy in connection with the most recent request for increase in shares available for grant under the 2008 Plan). Burn rate is equal to total awards granted divided by the basic weighted average shares outstanding. The Company’s three-year average burn rate for fiscal 2009 through fiscal 2011 was 2.2%. The three-year average burn rate has decreased from 2.4% for fiscal 2006 through fiscal 2009 (the amount disclosed in the 2010 proxy in connection with the most recent request for increase in shares available for grant under the 2008 Plan).

•	Impact of stock repurchase. Between January 1, 2005 and December 30, 2011 the Company has utilized excess cash to re-purchase 6,452,000 shares of its common stock for a total of $160 million. These repurchases are equal to 48% of the shares outstanding at April 4, 2012. The share repurchase program has been well received by stockholders and accretive to earnings although it has negatively impacted the calculation of total potential dilution and burn rate. Had the Company not made these repurchases its total potential dilution, assuming the amendment to the 2008 Plan is adopted, would be 11.7% at April 4, 2012 and its three-year average burn rate for fiscal 2009 through fiscal 2011 would be 1.6%.

The 2008 Plan includes provisions designed to serve stockholders’ interests and promote effective corporate governance, including the following:

•	No “Evergreen” Provision. The 2008 Plan fixes the number of shares available for future grants and does not provide for any increase based on an increase in the number of outstanding shares of common stock.

•	No Discounted Stock Options. The 2008 Plan prohibits the granting of stock options at an exercise price that is less than the fair market value of the common stock on the date the stock option is granted.

•	Limitation on Reuse of Shares. Shares tendered or withheld to satisfy any Company withholding obligation will not become available for re-issuance under the Plan.

•	No Stock Option Re-pricings. The 2008 Plan explicitly prohibits re-pricing of awards.

•	Limitations on Material Amendments. Neither the 2008 Plan nor any award may be materially amended unless stockholder approval is obtained.

•	Administered by Independent Directors. An independent Committee of the Board of Directors will administer the 2008 Plan (although it may delegate certain responsibilities to others, as described below).

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The following is a summary of the material terms of 2008 Plan, as amended. It is qualified by reference to the full text of the Plan, as amended. A copy of the Amended and Restated 2008 Plan is filed as an exhibit to our Form 10-K for the fiscal year-ended December 30, 2011. A copy of the proposed amendment and the Amended and Restated 2008 Plan is attached as Appendix A to this proxy statement. Stockholders are encouraged to review the 2008 Plan and proposed amendment carefully.

Types of Awards. The Plan permits the Company to issue stock options (both incentive stock options designed to comply with Section 422 of the Internal Revenue Code (the Code) and nonstatutory stock options which will not so comply), stock awards (including stock appreciation rights, stock units, stock grants and other similar equity awards), and cash awards.

Stock Subject to the Plan. As of April 4, 2012, we have granted restricted stock units and stock options covering 1,214,075 shares of our common stock. As a result, we have 655,645 shares of common stock remaining available for grant under the 2008 Plan. If this proposal is approved, an additional 544,355 shares of our common stock will be available for issuance under the 2008 Plan.

Administration. The Company anticipates that the Plan will be administered by the Human Resources Committee of its Board (generally referred to as the “Administrator” of the Plan); however, with respect to grants to certain non-officer employees, the Administrator may from time to time delegate its authority to one or more officers of the Company. In any event, the Company will administer the Plan in accordance with applicable law including with applicable NASDAQ listing standards.

Eligibility. Awards may be granted under the Plan to Exponent (and its affiliates’) employees (including officers), consultants and members of the Company’s Board of Directors (including non-employee or outside board members). Incentive stock options may be granted only to employees of Exponent or its subsidiaries. The Administrator, in its discretion, selects the employees to whom stock options and other stock awards, as well as cash awards, may be granted, the time or times at which such awards are granted, and the terms of such awards. As of April 4, 2012, there are approximately 925 eligible participants and approximately 128 employees who participate in the 2008 Plan.

Because benefits under the Plan will depend on the Administrator’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by employees, officers (including named executive officers), directors, and consultants if the amendment is approved by the stockholders. No grants have been made and no shares issued, with regard to the share increase for which stockholder approval is sought under the Plan. Additional information about our equity award grants during fiscal 2011 to our named executive officers is set forth in the Grant of Plan-Based Awards table.

For certain additional information concerning securities authorized for issuance under the Company’s equity compensation plans as of December 30, 2011, see “Equity Compensation Plan Information” elsewhere in this proxy statement.

Section 162(m) Limitations. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's Chief Executive Officer or any of the three other most highly compensated officers. Certain performance-based compensation is specifically exempt from this deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and other equity awards pursuant to which the recipient's compensation is based solely on the appreciation of the value of the underlying shares from the date of grant (i.e. with the exercise prices equal to the fair market value at grant) until the date of the income recognition event may qualify as performance-based compensation if the company satisfies certain requirements in connection with the Plan under which the awards are granted. Specifically, the Plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the Plan during a specified period. Accordingly, the Plan has provided that no employee may be granted options and other stock awards covering more than 200,000 shares in any calendar year, except that an employee may be granted equity awards covering up to an additional 400,000 shares during the year in which the employee’s service to Exponent commences.

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The Plan also provides that Exponent may grant cash awards designed to qualify as performance-based compensation and specifies that the maximum amount payable under a cash award to any employee during a single calendar year is $1,000,000.

Additional requirements apply to certain forms of compensation, such as stock units and cash awards, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of such awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Code. The Plan permits Exponent to issue awards incorporating such performance objectives and provides that these performance objectives ("Qualifying Performance Criteria") may be based upon either achievement in terms of absolute targets or increase (or in appropriate cases, decrease) in: Cash flow; earnings (including gross margin, earnings before interest, taxes, depreciation, amortization and stock-based compensation, earnings before taxes, and net earnings); earnings per share; stock price; return on equity or average stockholders’ equity; total stockholder return; return on assets or net assets; return on investment; revenue before reimbursements; income or net income; operating income or net operating income, in aggregate or per share; operating profit or net operating profit; operating margin; return on operating revenue; contract awards or backlog; overhead or other expense reduction; growth in stockholder value relative to the moving average of the S&P 500 Index or S&P SmallCap 600 Index; objective strategic plan development and implementation (including individual objective performance goals that relate to achievement of the Company’s or any business unit’s strategic plan). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

To the extent that the Administrator determines that an award will be granted subject to Qualifying Performance Criteria, such criteria will be specified with respect to a particular award by the Board's Human Resources Committee or the Independent Members of the Board in a manner designed to comply with Section 162(m). These criteria may be applied to Exponent as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement.

The Company will be required under Section 162(m) to generally seek stockholder approval of the Plan’s Qualifying Performance Criteria at least every five years. The Plan also allows the Board or Human Resources Committee to grant Plan awards that do not comply with the Section 162(m) requirements at any time, as well as to grant awards outside of the Plan (to the extent otherwise permitted under applicable law).

Plan Characterization. The Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets. Subject to any required action by Exponent’s stockholders, (1) the number of shares covered by each outstanding award, (2) the price per share subject to each outstanding award and (3) the share limitations as set forth in the Plan (including those established under Section 162(m)), will each be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Exponent’s stock, payment of dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the fair market value of the shares of common stock or any other increase or decrease in the number of issued shares of Exponent’s stock effected without receipt of consideration by Exponent.

In the event of a liquidation or dissolution and unless otherwise determined by the Administrator, any unexercised options or other stock awards pursuant to which shares have not yet been issued will terminate.

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In the event of a change in control of Exponent, as defined in the Plan and determined by the Administrator, and under the proposal upon the consummation of such event, the Administrator, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards including for a cash payment to the awardee.

Nontransferability of Awards. Unless otherwise determined by the Administrator, awards granted under the Plan are not transferable other than by will or the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee. The Administrator will have the sole discretion to permit the transfer of an award to family members and other persons and entities permitted under the rules applicable to the Form S-8 registration statement (as now or hereafter in effect, or to any successor form); however, the transferability of incentive stock options is restricted under the Code.

Amendment and Termination of the Stock Plan. The Board may amend, alter or suspend the Plan, or any part thereof, at any time and for any reason. However, Exponent will obtain stockholder approval for any amendment to the Plan to the extent required by applicable laws or stock exchange rules. In addition, unless approved by Exponent stockholders, no such amendment will be made that would: (1) increase the maximum number of shares for which awards may be granted under the Plan, other than an increase pursuant to a change in capitalization, dissolution or change in control, (2) increase the share or cash limit described above, (3) reprice or otherwise reduce the exercise price of outstanding options other than an adjustment pursuant to a change in capitalization, dissolution or change in control, or (4) expand the class of persons eligible to receive awards under the Plan. No such action by the Board or stockholders may alter or impair any award previously granted under the Plan without the written consent of the participant (except for certain changes specified in the Plan). Unless terminated earlier, the Plan will terminate ten years from the date of its last approval by the stockholders to add shares under the Plan.

Summary of Options, Stock Awards and Cash Awards

Options. Each option is evidenced by a stock option agreement between Exponent and the optionee and is subject to the following additional terms and conditions. The Plan allows the Administrator broad discretion to determine the terms of individual options.

Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the common stock on the date such option is granted (incentive stock options granted to employees who are also 10% stockholders must have an exercise price equal to 110% of the fair market value of the stock on the date of grant). Exponent may grant options with exercise prices equal to less than 100% of the fair market value of the underlying option shares on the date of grant in connection with an acquisition by Exponent of another company. The fair market value means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, subject to the Plan’s requirement that if the Company’s common stock is trading on a national or regional securities exchange or market system, the fair market value will generally be the closing price for that day as quoted on that exchange or system.

As of April 4, 2012, the closing price of our common stock was $48.23 per share. No option may be repriced to reduce the exercise price of such option without stockholder approval (except in connection with a change in Exponent’s capitalization, such as a stock split or a recapitalization).

Exercise of Option; Form of Consideration. The Administrator determines when options become vested and exercisable, and in its discretion may accelerate the vesting and/or exercisability of any outstanding option. Exponent’s standard employee option vesting schedule is twenty-five percent per year. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of Exponent (with some restrictions), broker assisted same-day sales, cashless net-exercise arrangements, any other form of consideration permitted by applicable law, or any combination of these methods.

Term of Option. The term of an option may be no more than ten years from the date of grant (or up to ten and one-half years in certain jurisdictions outside of the United States). No option may be exercised after the expiration of its term.

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Termination of Employment. If an optionee’s employment terminates for any reason (other than as described below), then all options held by the optionee under the Plan generally will be exercisable until the earlier of three months following the optionee’s termination or the expiration of the term of the option; provided that the Administrator may in the stock option agreement specify a period of time (but not beyond the expiration date of the option) following the optionee’s termination during which the optionee may exercise the option as to shares that were vested and exercisable as of the optionee’s termination date. The term of an option may also be extended automatically for specified periods following termination of the optionee’s employment under certain circumstances.

Death or Disability. Generally, if an optionee’s employment terminates as a result of optionee’s death or disability, then all options that are vested and exercisable as of the date of termination may be exercised for one year following the date of termination due to optionee’s death or disability, provided that no option may be exercised after the expiration of its term.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan, as may be determined by the Administrator.

Stock Awards. Each stock award is evidenced by an award agreement between Exponent and the participant. The Plan allows the Administrator broad discretion to determine the terms of individual stock awards.

General Terms. Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria (including the Qualifying Performance Criteria), if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

Vesting. The vesting of a stock award may (but need not) be subject to performance criteria (including Qualifying Performance Criteria), continued service of the participant, other market conditions or a combination of these conditions. The Administrator has the authority to accelerate vesting of an outstanding stock award. Exponent’s restricted stock unit grant program is discussed in more detail below.

Termination of Employment. In the case of stock awards, including stock units, unless the Administrator determines otherwise, the award agreement will generally provide that the unvested stock or stock units will be forfeited upon the participant's termination of employment. Unvested stock or stock units will continue to vest in the case of retirement at 59 ½ years or older, provided that the award holder does all consulting work through the Company and does not become an employee for a past or previous client (direct or indirect) or competitor of the Company.

Cash Awards. Cash awards granted under the Plan will generally be made to individuals who are, or who the Company anticipates may be, among its most highly compensated officers (such individuals being those employees whose compensation may not be fully deductible by Exponent under Code Section 162(m) if it exceeds with respect to a given year the limits imposed by that section). Each cash award granted under the Plan will be subject to Qualifying Performance Criteria and will be reflected in an agreement containing provisions regarding (1) the target and maximum amount payable to the participant as a cash award, (2) the Qualifying Performance Criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance will be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a cash award that is settled for cash may be a multiple of the target amount payable. The maximum amount payable pursuant to a cash award granted under the Plan for any fiscal year may not exceed U.S. $1,000,000. Nothing in the Plan prevents the Company from granting cash awards outside of the Plan to any individual.

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Federal Income Tax Consequences of Options, Stock Awards and Cash Awards under the Stock Plan

The following is only a summary of the effect of U.S. federal income taxation upon awardees and Exponent with respect to the grant, vesting and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax you must pay each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that alternative minimum tax income exceeds “regular” federal income tax for the year (computed without regard to certain credits and special taxes).

Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, Exponent is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon exercise of vested shares, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Exponent is subject to tax withholding by Exponent. Unless limited by Section 162(m) of the Code, Exponent is generally entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the length of the holding period.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options, meaning that the employee will generally recognize income in an amount equal to the excess of the fair market value of the shares (typically measured as of the vesting date) over any amount the employee paid for the shares. Except with respect to Restricted Stock Units, an employee who receives unvested shares of stock under a stock award may generally make an election at the time of grant to recognize income based upon the fair market value of the stock on the grant date. Certain of the Company’s restricted stock unit awards incorporate income recognition deferral features, which delay the date on which the employee recognizes income for certain purposes. Ordinary income recognized by an employee with respect to a stock award will be subject to tax withholding by Exponent. Unless limited by Section 162(m) of the Code, Exponent is generally entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Cash Awards. Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the amount of cash received. Any cash received will be subject to tax withholding by Exponent. Unless limited by Section 162(m) of the Code, Exponent will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

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Accounting Treatment

Exponent will recognize compensation expense in connection with awards granted under the Plan as required under applicable accounting standards. Exponent currently amortizes compensation expense associated with equity awards over an award’s requisite service period and establishes fair value of equity awards in accordance with applicable accounting standards.

Required Vote

Approval of amendment of the Amended and Restated 2008 Equity Incentive Plan will require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF AMENDMENT OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates beneficial ownership of the Company’s common stock as of April 4, 2012. It includes stockholders known by the Company to beneficially own more than 5% of the Company’s common stock, the Company’s directors, the executive officers of the Company named in the Summary Compensation Table, and the directors and executive officers of the Company as a group. A total of 13,445,926 shares of the Company’s common stock were issued and outstanding as of April 4, 2012.

	Number of
	Shares Beneficially	Percent of
Name and Address of Beneficial Owners	Owned (1)	Total (1)

Neuberger Berman Group LLC (2)	1,664,142	12.4%
605 Third Avenue
New York, NY 10158
Kayne Anderson Rudnick Investment Management LLC (2)	1,122,304	8.4%
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067
BlackRock, Inc. (2)	1,050,949	7.8%
40 East 52nd Street
New York, NY 10022
Capital World Investors (2)	936,400	7.0%
333 South Hope Street
Los Angeles, CA 90071
Royce & Associates, LLC (2)	903,430	6.7%
745 Fifth Avenue
New York, NY 10151
The Vanguard Group, Inc. (2)	729,154	5.4%
100 Vanguard Blvd.
Malvern, PA 19355
Richard L. Schlenker (3)	228,081	1.7%
Paul R. Johnston, Ph.D. (4)	168,056	1.2%
Robert D. Caligiuri, Ph.D. (5)	113,132	*
Michael R. Gaulke (6)	96,862	*
Samuel H. Armacost (7)	91,719	*
Subbaiah V. Malladi, Ph.D.	23,633	*
John B. Shoven, Ph.D. (7)	8,208	*
John E. Moalli, Sc.D.	5,727	*
Leslie G. Denend, Ph.D.(7)	5,019	*
Stephen C. Riggins (7)	4,525	*
Mary B. Cranston (7)	3,084	*
All Directors & Executive Officers (15 persons) (8)	794,995	5.8%

*	Represents less than one percent of the outstanding common stock of the Company.

(1)	The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of April 4, 2012, through the exercise of any stock option or other right. The denominator of the calculation consists of shares the director’s and executive officer’s have the right to acquire through the exercise of any stock option or other right within sixty days of April 4, 2012, plus the Company’s total shares outstanding as of April 4, 2012. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

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(2)	Based on information contained in a report on Schedule 13G/A filed with the SEC on February 14, 2012 for Neuberger Berman Group LLC, a report on Schedule 13G/A filed on February 8, 2012 for Kayne Anderson Rudnick Investment Management LLC, a report on Schedule 13G/A filed on February 13, 2012 for BlackRock, Inc., a report on Schedule 13G/A filed on February 10, 2012 for Capital World Investors, a report on Schedule 13G/A filed on January 11, 2012 for Royce & Associates, LLC and a report on Schedule 13G on February 9, 2012 for The Vanguard Group, Inc.
(3)	Includes 130,019 shares of common stock subject to options exercisable within sixty days of April 4, 2012.
(4)	Includes 93,123 shares of common stock subject to options exercisable within sixty days of April 4, 2012.
(5)	Includes 40,000 shares of common stock subject to options exercisable within sixty days of April 4, 2012.
(6)	Includes 7,500 shares of common stock subject to options exercisable within sixty days of April 4, 2012 and 1,425 shares of common stock to be issued upon the conversion of restricted stock units within sixty days of April 4, 2012.
(7)	Includes 1,425 shares of common stock to be issued upon the conversion of restricted stock units within sixty days of April 4, 2012.
(8)	Includes 278,642 shares of common stock subject to options exercisable within sixty days of April 4, 2012 and 8,550 shares of common stock to be issued upon the conversion of restricted stock units within sixty days of April 4, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during fiscal 2011, all filings with the SEC, by its executive officers, directors and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for the following: failure to file a Form 5, Annual Statement of Changes in Beneficial Ownership of Securities, on a timely basis for Michael R. Gaulke, with regards to gifts of Common stock that took place on August 4, 2010 and November 24, 2010. The Form 5 for these gifts was filed on February 24, 2011. A failure to file a Form 5, Annual Statement of Changes in Beneficial Ownership of Securities, on a timely basis for Robert D. Caligiuri, Ph.D., John D. Osteraas, Ph.D. and Richard L. Schlenker with regards to four quarterly purchases each of Company stock through the Employee Stock Purchase Plan during 2010. The Form 5s for these purchases were filed on February 15, 2011. An amendment to the Form 5 for John D. Osteraas, Ph.D. was filed on February 24, 2011 to reflect a gift of Common stock that took place on May 25, 2010.

Compensation Committee Interlocks and Insider Participation

During fiscal 2011, Messrs. Armacost, Denend, Riggins and Shoven and Ms. Cranston served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

No interlocking relationship exists between the Company’s Board of Directors or Human Resources Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

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EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains our compensation philosophy, objectives, policies and practices with respect to our President and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and our other three most highly-compensated executive officers, as determined in accordance with applicable SEC rules and as set out in the “Summary Compensation Table”. We collectively refer to these five individuals as our “named executive officers.”

General Philosophy. Our fundamental compensation philosophy is to align management’s incentives with the long-term interests of our stockholders, create a sense of partnership and to provide a retention vehicle. We strive to compensate our named executive officers competitively with executives and consulting professionals throughout the industry and geographies in which we operate. Executive officer compensation is based on the performance of the Company, individual achievements and the competitive environment. Individual performance assessments are based on appraisals of financial performance, professional accomplishments and leadership that meet the level of excellence demanded. We use a total compensation approach for our named executive officers, in which each element of compensation is reviewed individually and considered collectively with the other elements of our compensation program to ensure that it is consistent with the objectives of both that particular element of compensation and our overall compensation program. We also considered the results of the “say on pay” proposal from our 2011 proxy, on which 99.3% of votes cast by our stockholders were in support of our executive compensation policies and decisions for fiscal 2010. Our approach for fiscal year 2011 on compensation policies and decisions remained consistent with our 2010 approach. Our compensation program consists of the following elements: base salary, bonus, equity compensation and other benefits.

Board Process. The responsibility for determining the compensation of our named executive officers has been delegated by the Board of Directors to the Human Resources Committee (which is hereinafter referred to as the “Committee”). However, for our President and Chief Executive Officer’s compensation, the Committee makes recommendations to the independent members of the Board who determine his compensation. As described in more detail below, the Committee’s responsibilities include establishing the general compensation policies for all employees and overseeing the specific compensation for officers of the Company. The Committee regularly reviews these compensation programs and makes adjustments as appropriate to accomplish its objectives. The Committee met five times during fiscal 2011.

In the case of the President and Chief Executive Officer, the Committee reviews the President and Chief Executive Officer’s written assessment of his performance, evaluates the performance of the President and Chief Executive Officer relative to his objectives and recommends the appropriate compensation to the independent members of the Board for approval. For the other executive officers, the President and Chief Executive Officer evaluates their performance and presents his evaluation and compensation recommendations to the Committee for review and approval. The Committee also approves all equity compensation grants. The Charter of the Committee is available on our website at: http://www.exponent.com/corporate-governance/.

The Charter of the Committee provides for the Committee to retain, and terminate as necessary, a compensation consultant. During 2010, the Committee engaged Compensia, an executive compensation consulting firm, to provide recommendations regarding a framework for performance objectives, as discussed below, and a group of publicly-traded professional service companies with revenue, operating income and business focus comparable to Exponent that will be used to develop competitive compensation data for our President and Chief Executive Officer and our Executive Vice President and Chief Financial officer. For fiscal 2011, the Committee reviewed competitive compensation data for the chief executive officer and chief financial officer of 10 publicly-traded professional service companies recommended by Compensia. Those companies included The Advisory Board, The Corporate Executive Board, CRA International, Duff & Phelps, Heidrick and Struggles, Huron Consulting, ICF International, Korn/Ferry, Navigant Consulting, and Resource Connection. During 2011, the Committee also reviewed executive compensation survey data compiled by Radford, a compensation survey provider, for chief financial officers of publicly-traded companies in Northern California with annual revenues in the $130 million to $400 million range. The Committee does not target compensation against a specific percentile or range of percentiles within any peer group, because there are no comparable companies that offer the same technical capability and breadth of services as Exponent. The competitive compensation data for base salary, total cash compensation and long-term incentives was reviewed by the independent members of the Board to ensure that the President and Chief Executive Officer’s compensation is not an outlier relative to the peer group reviewed. The competitive compensation data for base salary, total cash compensation and long-term incentives and the executive compensation survey data for chief financial officers provided by Radford also were reviewed by the Committee to ensure that the Executive Vice President and Chief Financial Officer’s compensation is not an outlier relative to the peer groups reviewed.

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Compensation and Risk Management

The Committee does not believe that our executive compensation program encourages excessive or unnecessary risk-taking. By dividing our executives’ compensation into three key elements, the Committee believes it has properly weighted the performance compensation eligible to be earned by our executives appropriately between short-term and long-term goals. Additionally, the annual bonus for the President and Chief Executive Officer is capped at two times his target bonus and 40% of each executive officer’s annual bonus is settled with fully vested restricted stock units that are not delivered for four years. These provisions add protection against disproportionately large short-term incentives. The primary component of our equity compensation program is restricted stock units that cliff vest four years from the date of grant. The delayed vesting encourages our executives’ sustained focus on the long-term performance of the Company. The Committee believes our executive compensation program promotes proper alignment of our executives’ interests with those of the Company’s stockholders.

Elements of Compensation Program

Base Salary. We believe that competitive base salaries are necessary to attract and retain management talent critical to achieving our business objectives. We strive to provide base salaries commensurate with comparable executives at professional service organizations of similar size and location and with consulting professionals of similar background and experience working for both professional service organizations and in private practice. Base salaries are reviewed annually and adjusted to realign salaries with market levels after taking into account our performance, as well as the individual’s responsibilities, experience and performance. The level of total compensation relative to our other executive officers, senior scientific and engineering consultants that we hire and those that have left to compete with us are also considered when determining executive officer base salaries.

Effective April 2, 2012, the base salary for Dr. Johnston increased 7% from $550,000 to $590,000. Dr. Johnston’s increased base salary reflected a level that the independent members of the Board concluded was appropriate based upon Dr. Johnston’s performance and the competitive compensation data. Effective April 2, 2012, the base salary for Mr. Schlenker increased 5% from $370,000 to $390,000. Mr. Schlenker’s increased base salary reflected a level that the Committee concluded was appropriate based upon Mr. Schlenker’s performance, the competitive compensation data, and executive survey data provided by Radford. Effective April 2, 2012, the base salary for Dr. Malladi increased by 9% from $550,000 to $600,000. The base salary increase for Dr. Malladi reflects the level that the Committee concluded was appropriate based upon his performance in fiscal 2011. For fiscal 2012, the Committee concluded that the salaries for Dr. Caligiuri and Dr. Moalli of $500,000 and $465,000, respectively, were competitive and would not be increased.

Bonus. Annual bonuses are designed to create an incentive and to reward named executive officers for their contributions to our performance by making a significant portion of their total compensation variable. Our bonus plan covers all employees, including named executive officers, and the bonus pool is equal to 33% of our pre-tax income before bonuses, stock-based compensation, realized gain/loss on foreign exchange and interest income. An additional amount of up to the amount of the President and Chief Executive Officer’s target bonus will be added to the bonus pool if the President and Chief Executive Officer’s targets for revenue and profit are exceeded, as discussed below. Our bonus pool has historically been 33% and the Committee determined that this amount was competitive for fiscal 2011. The total amount available in the bonus pool for fiscal 2011 was $29,786,000. Generally 40% of each named executive officer’s annual bonus is settled with fully vested restricted stock unit awards to provide a longer term incentive, under which each executive officer has the right to receive shares of our common stock four years from the date of grant. The remainder of each executive officer’s annual bonus is paid in cash.

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Where a named executive officer has responsibilities for both providing direct consulting services to clients and managing a business unit, his or her performance is generally weighted toward the direct consulting activities. For a named executive officer who has broader corporate responsibilities, such as our Executive Vice President and Chief Financial Officer, his performance is based on that officer’s overall contribution to the Company.

For fiscal 2011, the President and Chief Executive Officer’s performance was evaluated using a process developed with the help of Compensia, based on performance objectives in three categories: revenue, profitability, and leadership. The portion of the bonus determined based on objective business criteria established by the independent members of the Board is intended to qualify as performance based compensation pursuant to Section 162(m) of the Code, while the portion of the bonus based on qualitative criteria is not. We have done this based upon our philosophy of determining total executive compensation using a combination of quantitative and qualitative assessments of performance.

Performance Awards. Our 2008 Equity Incentive Plan authorizes the grant of performance awards to our executive officers. Performance awards are payable only to the extent certain performance targets, based on objective business criteria specified by the Committee or the independent members of the Board, are achieved in the relevant measurement period. Performance awards are payable in cash or restricted stock units, at the discretion of the Committee or the independent members of the Board. At the beginning of each year, the Committee or independent members of the Board must determine the performance goals and the achievement necessary for the bonus payout. After the conclusion of the performance period, the Committee or the independent members of the Board certifies (1) the extent to which each executive officer has achieved the applicable prior fiscal year’s performance targets, and (2) the appropriate amount, if any, to be paid with respect to such performance-based annual incentive award. Even if the performance targets are achieved, the Committee or the independent members of our Board may reduce the amount of an award through “negative discretion” and thereby reduce the payment made under a performance award, but the Committee or the independent members of the Board cannot increase the amount of such award.

On February 11, 2011, the independent members of the Board determined the performance award opportunity to be granted to Dr. Johnston for fiscal 2011. In doing so, the independent members of the Board established the performance targets, the performance required to achieve payout under the award and maximum amounts payable under this award. The independent members of the Board set the target bonus level and maximum payout at amounts they believe are competitive. Dr. Johnston’s target award was set at $183,333 with the maximum amount payable set at twice the target. In establishing the target for Dr. Johnston’s 2011 performance award, the independent members of the Board decided that 60% of the award, to the extent earned, would be payable in cash and 40% of the award would be payable in fully vested restricted stock units under which Dr. Johnston has the right to receive shares of our common stock four years from the date of grant.

Two performance targets were established. The revenue performance target was a 5% increase in revenues before reimbursements excluding the revenue before reimbursements for product sales in excess of $2 million. This target is measured on a scale of 0 to 2 with 0 being equal to 5% revenue decline, 1 being equal to 5% revenue growth, and 2 being equal to 15% revenue growth. We exceeded this quantitative goal with actual revenues before reimbursements (excluding revenue before reimbursements for product sales in excess of $2 million) growth of 11.5%. This resulted in a quantitative performance factor for this objective of 1.65 on a scale of 0 to 2.

The profit performance target was to meet the adjusted EBITDAS target margin. The adjusted EBITDAS margin is the calculated margin (EBITDAS/revenue before reimbursements) after subtracting the profit and revenue from product sales in excess of $2 million from EBITDAS and revenue before reimbursements respectively. The EBITDAS target margin for fiscal 2011 was the fiscal 2010 adjusted EBITDAS margin increased or decreased by five basis points for each 1% of revenue before reimbursements growth above or below 5%. This is also measured on a scale of 0 to 2 with 0 being equal to 260 basis points below the EBITDAS target martin, 1 being equal to 60 basis points below the EBITDAS target margin, and 2 being equal to 140 basis points above the EBITDAS target margin. We exceeded this quantitative goal by exceeding the EBITDAS target margin by 75 basis points. This resulted in a quantitative performance factor for this objective of 1.68 on a scale of 0 to 2.

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On February 9, 2012, the independent members of the Board certified and determined the amount payable to Dr. Johnston with respect to the cash and equity components of his performance award for fiscal 2011. Both of the performance targets are weighted equally. This resulted in a composite performance factor of 1.67 on a scale of 0 to 2. Accordingly, the formula amount payable for the performance award was $305,000.

Qualitative Bonuses. The target for Dr. Johnston’s qualitative bonus was set at $366,667 for fiscal 2011 with the maximum payout set at twice the target. The independent members of the Board set the target bonus level and maximum payout at amounts they believe are competitive. Performance was evaluated based on objectives in three categories: revenue, profitability and leadership. The performance objectives for revenue and profit are weighted 25% each and the performance objective for leadership is weighted 50%. The independent members of the Board may reduce the qualitative bonus from the target amount at their discretion.

With respect to the revenue objective, the determination was based on the judgment of the independent members of the Board, taking into consideration factors such as how well we accomplished strategic growth initiatives, added top talent and increased focus on business development of senior staff. For the profit objective, the determination was based on the judgment of the independent members of the Board, taking into consideration factors such as how we were able to control expenses, leverage infrastructure and manage headcount growth. The leadership objective was based on the judgment of the independent members of the Board taking into consideration factors such as management of enterprise risk, recruiting, retention of key consulting staff and our overall strategic direction.

In determining the appropriate qualitative bonus the independent members of the Board considered Dr. Johnston’s contributions to achieving each of the three objectives. In making a qualitative assessment of the revenue objective the independent members of the Board determined that this objective was exceeded due to the growth of our health centers, the growth of our defense technology development business, business development efforts related to product design consulting, energy and electric utilities, the addition of top talent and the increased focus on business development of senior staff. In making a qualitative assessment of the profit objective the independent members of the Board determined that this objective was exceeded due to how effectively expenses were managed and how well infrastructure was leveraged. The independent members of the Board also considered the management of our headcount and the increase in utilization. With respect to the leadership objective, the independent members of the Board recognized that this objective was exceeded due to the management of enterprise risk, the expansion of our talent base and the strategic direction provided. Based on the independent members of the Board’s qualitative evaluation, the composite performance factor was 1.22 on a scale of 0 to 2. Accordingly, the amount payable for the qualitative bonus was $445,000. The independent members of the Board decided that 60% of the qualitative bonus will be paid in cash and 40% of the qualitative bonus will be settled with fully vested restricted stock units under which Dr. Johnston has the right to receive shares of our common stock four years from the date of grant.

We do not have target bonuses for our other named executive officers. The bonuses for the other named executive officers were determined based on the size of our bonus pool and their relative contribution to our overall performance. Total compensation was also considered when determining the annual bonuses for our other named executive officers.

Equity Compensation. Our equity compensation program is designed to align the named executive officers and stockholders’ interests, create a sense of partnership and long-term incentives, and provide a mechanism for retention and to provide a competitive total compensation package. We use a combination of restricted stock units and stock options to achieve these objectives.

Generally 40% of each named executive officer’s annual bonus is settled with fully vested restricted stock unit awards. The percentage of each named executive officer’s annual bonus settled with vested restricted stock unit awards may be less than 40% when called for by the terms of an employment agreement or when other equity grants made were deemed adequate to align named executive officers and stockholders’ interests, by using long-term incentives to create a sense of partnership, provide a mechanism for retention and provide a competitive total compensation package. Under these restricted stock unit awards, each executive officer has the right to receive shares of our common stock four years from the date of grant. Each named executive officer who received a fully vested restricted stock unit award is also granted a matching number of unvested restricted stock unit awards. These unvested restricted stock unit awards cliff vest four years from the date of grant provided the holder has met certain employment conditions. In the case of retirement at 59 ½ years or older, all unvested restricted stock unit awards will continue to vest, provided that the named executive officer does all consulting work through the Company and does not become an employee for a past or present client (direct or indirect) or competitor of the Company.

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Our practice is to determine each named executive officer’s bonus and the dollar amount of vested and unvested restricted stock unit awards following the availability of financial results for the prior year. With the exception of significant promotions and new hires, we generally grant restricted stock unit awards once a year during the allocation of our bonus pool. For restricted stock unit awards our 2008 Equity Incentive Plan defines the fair market value of the restricted stock unit awards as the closing price of our stock on the day of grant.

During the annual review process in February 2011, the Committee granted a stock option to purchase 17,500 shares of our common stock to Dr. Johnston and a stock option to purchase 12,500 shares of our common stock to Mr. Schlenker. These stock option grants reflect levels that the Committee concluded were generally appropriate based upon past practices within the Company, each individual’s total stock ownership and the amount needed to remain competitive. For stock option awards the exercise price is equal to the closing price of our stock on the date of grant. Our option awards vest ratably over a four-year period beginning on the grant date, subject to continued employment. Effective January 1, 2012, all stock option awards will continue to vest in the case of retirement at 59 ½ years or older, provided that the named executive officer does all consulting work through the Company and does not become an employee for a past or present client (direct or indirect) or competitor of the Company.

Unvested restricted stock unit awards and stock options are occasionally granted for select new hires and promotions.

Executive Stock Ownership Guidelines. We believe that the financial interests of our executive officers should be aligned with those of our stockholders. Our stock ownership guidelines are determined as a multiple of the named executive officer’s annual base salary. Individual guidelines are three times for the Chief Executive Officer, two times for the Chief Financial Officer and one time for the other named executive officers. Stock that counts towards satisfaction of our stock ownership guidelines includes shares owned outright by the named executive officer or his or her immediate family members residing in the same household or in trust and restricted stock units, whether or not vested. The value of shares owned outright is Exponent’s prior 365-day average closing common stock price. The value of restricted stock units is the grant date fair value. The calculation is done at the beginning of each year. Named executive officers are required to achieve their stock ownership guideline within five years of the date the guidelines were adopted. If a person’s stock ownership guideline increases, that person has a five-year period to achieve the new guideline. As of April 4, 2012, all the named executive officers met the stock ownership guidelines or are expected to meet the applicable ownership guidelines within the specified time period.

Hedging Policy. Our policies do not permit any employees, including our named executive officers, to “hedge” their ownership by engaging in short sales involving Exponent securities.

Nonqualified Deferred Compensation. To attract and retain high performing executive officers and consultants we have a nonqualified deferred compensation plan under which we provide certain highly compensated employees, including the named executive officers, the opportunity to elect to defer the receipt of compensation. Participants in the plan may elect to defer up to 100% of their compensation including base salary and bonus. We also retain the discretion to make company contributions for any participant. For additional information, please refer to the Nonqualified Deferred Compensation table.

Other Benefits. Executive officers participate in our other benefit plans on the same terms as other employees. These plans include medical and dental insurance, life insurance, an employee stock purchase plan and company contributions to each employee’s 401(k) plan. We also provide paid vacation and other paid holidays to all employees, including named executive officers.

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Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally places a limit of $1,000,000 on the amount of annual compensation that we may deduct in any one year with respect to certain executive officers unless the compensation is qualifying performance-based compensation where certain requirements are met. It is the policy of the Committee to have stock option compensation and performance awards qualify for full deductibility to the extent feasible and consistent with our overall compensation objectives. Our 1999 Stock Option Plan and 2008 Equity Incentive Plan are designed to enable compensation recognized in connection with the exercise of options and the settlement of performance awards to qualify as performance based compensation eligible for deductibility under Section 162(m). Base salary, qualitative bonuses, and restricted stock unit awards (excluding performance awards settled with restricted stock units) do not qualify as exceptions to the deduction limit under Section 162(m) due to the Committee’s philosophy of determining total executive compensation using a combination of quantitative and qualitative assessments of performance.

Compensation Accounting Matters

The Committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and bonuses as expenses in the amount paid, or to be paid, to the named executive officers. Accounting rules also require us to record an expense in our financial statements for equity awards, even though equity awards are not paid as cash to employees. The Committee believes, however, that the many advantages of equity compensation more than compensate for the non-cash accounting expense associated with these types of awards. We currently amortize compensation expense associated with equity awards over an award’s requisite service period and establish fair value of equity awards in accordance with applicable accounting standards. Based upon the structure of our employee stock purchase plan program we are not required to record compensation expenses for financial statement purposes in connection with employees’ rights to purchase our stock granted under this program.

Potential Payments upon Termination or Change-in-Control

Our restricted stock unit award agreements state that in the event of a change in control of the Company, the successor shall assume or substitute equivalent awards on the same terms and conditions. If the award holder is involuntarily terminated for any reason other than the award holder’s failure to substantially perform the duties of the award holder’s position within a two-year period beginning on the date of the change in control, all awards are vested and settled on the date of termination. Assuming a change in control and involuntary termination of employment, the value of restricted stock unit awards that would have vested based on the closing price of our common stock on December 30, 2011 of $45.97 for each named executive officer was as follows: Dr. Johnston $1,220,964, Mr. Schlenker $888,876, Dr. Malladi $516,749, Dr. Caligiuri $914,711, and Dr. Moalli $884,325. We do not have any other contracts, agreements (including employment agreements), plans or arrangements, whether written or unwritten, providing for payments to a named executive officer at, following, or in connection with any termination of a named executive officer or a change in control or a change in a named executive officer’s responsibilities.

35

SUMMARY COMPENSATION TABLE

The following table summarizes information regarding compensation earned by our named executive officers during fiscal 2011:

				Stock	Option
Name and			Bonus ($)	Awards ($)	Awards ($)	All Other
Principal Position	Year	Salary ($)	(1)	(2) (4)	(3) (4)	Compensation ($)	Total ($)

Paul R. Johnston, Ph.D.	2011	543,764	450,000	520,000	288,969	-	1,802,733
President and Chief	2010	525,013	390,000	384,000	292,510	-	1,591,523
Executive Officer	2009	507,017	288,000	384,000	150,315	-	1,329,332

Richard L. Schlenker	2011	365,030	300,000	320,000	206,406	-	1,191,436
Executive Vice President,	2010	350,022	240,000	280,000	204,757	-	1,074,779
Chief Financial Officer and Corporate Secretary	2009	343,096	210,000	280,000	150,315	-	983,411

Subbaiah V. Malladi, Ph.D.	2011	549,979	345,000	460,000	-	-	1,354,979
Chief Technical Officer	2010	549,994	345,000	60,000	-	-	954,994
	2009	549,994	45,000	80,000	-	-	674,994

Robert D. Caligiuri, Ph.D.	2011	500,032	300,000	300,000	-	-	1,100,032
Group Vice President	2010	500,032	225,000	272,000	-	-	997,032
	2009	497,723	204,000	320,000	-	-	1,021,723

John E. Moalli, Sc.D.	2011	460,044	210,000	420,000	-	-	1,090,044
Group Vice President	2010	442,536	315,000	260,000	-	-	1,017,536
	2009	431,566	195,000	260,000	-	-	886,566

(1)	The amounts shown in this column represent the value of cash bonuses earned during the year indicated and paid in the first quarter of the subsequent year, excluding the portion settled with vested restricted stock unit awards.
(2)	The amounts shown in this column represent the value of vested and unvested restricted stock unit awards granted during the year indicated, regardless of when earned. The value of restricted stock units granted during the first quarter of 2012 to settle a portion of each named executive officer’s fiscal 2011 bonus are not included in this column.
(3)	The amounts shown in this column represent the Black-Scholes calculated value for stock options granted during the year indicated, regardless of when earned.
(4)	The values of equity-based awards for this column represent the grant date fair value of the awards in accordance with ASC 718. However, pursuant to SEC rules, these values are not reduced by an estimate for the probability of forfeiture. See the notes to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 30, 2011 regarding assumptions underlying the valuation of equity awards.

36

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2011

The following table sets forth information regarding grants of plan-based awards to our named executive officers during fiscal 2011:

					All Other
					Option		Closing Market
		Human	All Other Stock		Awards:	Exercise or	Price of
		Resource	Awards:		Number of	Base Price	Underlying	Grant Date Fair
		Committee	Number of		Securities	of Option	Security on	Value of Stock
		Approval	Shares of Stock		Underlying	Awards	Date of Grant	and Option
Name	Grant Date	Date	or Units (#)		Options (#) (3)	($/Sh)	($/Sh)	Awards ($)

Dr. Johnston	03/11/2011	02/11/2011	6,768	(1)			38.42	260,000
	03/11/2011	02/11/2011	6,768	(2)			38.42	260,000
	02/11/2011	02/11/2011			17,500	37.72	37.72	288,969

Mr. Schlenker	03/11/2011	02/11/2011	4,165	(1)			38.42	160,000
	03/11/2011	02/11/2011	4,165	(2)			38.42	160,000
	02/11/2011	02/11/2011			12,500	37.72	37.72	206,406

Dr. Malladi	03/11/2011	03/07/2011	5,987	(1)			38.42	230,000
	03/11/2011	03/07/2011	5,987	(2)			38.42	230,000

Dr. Caligiuri	03/11/2011	03/07/2011	3,905	(1)			38.42	150,000
	03/11/2011	03/07/2011	3,905	(2)			38.42	150,000

Dr. Moalli	03/11/2011	03/07/2011	5,466	(1)			38.42	210,000
	03/11/2011	03/07/2011	5,466	(2)			38.42	210,000

(1)	Amounts represent the number of fully vested restricted stock units granted under our 2008 Equity Incentive Plan.
(2)	Amounts represent the number of unvested restricted stock units granted under our 2008 Equity Incentive Plan. These awards cliff vest four years from the date of grant.
(3)	Amounts represent options granted under our 2008 Equity Incentive Plan. These options become exercisable over a period of four years at a rate of 25% per year, subject to continued employment, and expire 10 years from the date of grant.

Restricted Stock Unit Awards. Each of the named executive officers were awarded the number of vested and unvested restricted stock unit awards as shown in the table above. The number of fully vested restricted stock unit awards granted was determined by dividing the portion of each named executive officer’s 2010 bonus designated for settlement in fully vested restricted stock units by the closing price of our common stock on the day of the grant. An equal number of matching unvested restricted stock unit awards were also granted to each named executive officer. For financial statement reporting purposes the value of these awards is amortized over the shorter of the four-year vesting period or the period between the grant date and the date the award recipient turns 59½.

Stock Options. Certain of the named executive officers were awarded stock options as shown in the table above. The exercise price of these stock options was equal to the closing price of our common stock on the date of grant.

37

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR-END

The following table sets forth information regarding each named executive officer’s outstanding equity awards as of December 30, 2011:

	Option Awards					Stock Awards
	Number of					Number of		Market Value of
	Securities	Number of Securities				Shares or Units		Shares or Units
	Underlying	Underlying		Option	Option	of Stock That		of Stock That
	Unexercised Options	Unexercised Options		Exercise	Expiration	Have Not Vested		Have Not
Name	(#) Exercisable	(#) Unexercisable		Price ($)	Date	(#)		Vested ($) (1)

Dr. Johnston		17,500	(2)	37.72	02/11/2021	6,768	(6)	311,125
	6,250	18,750	(3)	25.96	02/11/2020	6,709	(7)	308,413
	7,500	7,500	(4)	23.07	02/12/2019	8,011	(8)	368,266
	11,250	3,750	(5)	31.01	02/05/2018	5,072	(9)	233,160
	20,000			22.02	05/22/2017
	20,000			18.37	02/02/2017
	20,000			15.65	02/09/2016
	20,000			12.02	03/01/2015
	20,000			11.31	03/12/2014

Mr. Schlenker		12,500	(2)	37.72	02/11/2021	4,165	(6)	191,465
	4,375	13,125	(3)	25.96	02/11/2020	4,892	(7)	224,885
	7,500	7,500	(4)	23.07	02/12/2019	5,841	(8)	268,511
	11,250	3,750	(5)	31.01	02/05/2018	4,438	(9)	204,015
	20,000			18.37	02/02/2017
	15,000			15.65	02/09/2016
	20,000			12.02	03/01/2015
	20,000			11.31	03/12/2014
	16,896			7.02	03/03/2013
	10,000			6.51	03/05/2012

Dr. Malladi	-	-		-	-	5,987	(6)	275,222
						1,049	(7)	48,223
						1,669	(8)	76,724
						2,536	(9)	116,580

Dr. Caligiuri	40,000			7.02	03/03/2013	3,905	(6)	179,513
						4,752	(7)	218,449
						6,676	(8)	306,896
						4,565	(9)	209,853

Dr. Moalli	-	-		-	-	5,466	(6)	251,272
						4,543	(7)	208,842
						5,424	(8)	249,341
						3,804	(9)	174,870

(1)	Value is determined based on the closing price of our common stock on December 30, 2011 of $45.97 per share.
(2)	Four-year vesting at a rate of 25% per year, subject to continued employment. Options fully vest on February 11, 2015.
(3)	Four-year vesting at a rate of 25% per year, subject to continued employment. Options fully vest on February 11, 2014.
(4)	Four-year vesting at a rate of 25% per year, subject to continued employment. Options fully vest on February 12, 2013.
(5)	Four-year vesting at a rate of 25% per year, subject to continued employment. Options fully vest on February 5, 2012.
(6)	Stock awards cliff vest on March 11, 2015.
(7)	Stock awards cliff vest on March 12, 2014.
(8)	Stock awards cliff vest on March 13, 2013.
(9)	Stock awards cliff vest on March 14, 2012.

38

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2011

The following table sets forth information for each named executive officer regarding options exercised and restricted stock units vested during fiscal 2011:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on Vesting		Value Realized
Name	Exercise (#)	Exercise ($)	(#)		on Vesting ($)

Dr. Johnston	-	-	6,768	(1)	260,000
			6,435	(2)	254,633

Mr. Schlenker	16,580	545,324	4,165	(1)	160,000
			4,826	(2)	190,965

Dr. Malladi	-	-	5,987	(1)	230,000
			2,145	(2)	84,878

Dr. Caligiuri	20,000	753,350	3,905	(1)	150,000
			7,722	(2)	305,560

Dr. Moalli	-	-	5,466	(1)	210,000
			5,148	(2)	203,706

(1)	The amounts shown represent fully vested restricted stock units granted on March 11, 2011 to settle a portion of each named executive officer's 2010 bonus.
(2)	The amounts shown represent unvested restricted stock unit awards granted on March 9, 2007 that vested and were settled on March 9, 2011.

39

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2011

The following table sets forth information regarding activity in our nonqualified deferred compensation plan for each named executive officer during fiscal 2011:

					Aggregate
	Executive		Registrant	Aggregate	Withdrawals/	Aggregate
	Contributions in		Contributions in	Earnings in	Distributions in	Balance at
Name	2011($)		2011($)	2011($)	2011($)	12/30/11 ($) (2)

Dr. Johnston	-		-	-	-	-

Mr. Schlenker	-		-	(638)	-	23,210

Dr. Malladi	128,160		-	(38,973)	-	2,745,022

Dr. Caligiuri	56,250	(1)	-	30,256	-	333,789

Dr. Moalli	-		-	-	-	-

(1)	Amount represents the portion of Dr. Caligiuri’s 2010 bonus, disclosed in the Summary Compensation Table, that the employee elected to contribute to the deferred compensation plan.
(2)	The aggregate balance at December 30, 2011 was fully vested for all named executive officers.

40

EQUITY COMPENSATION PLAN INFORMATION IN FISCAL 2011

The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity compensation plans during the fiscal year ended December 30, 2011. The equity compensation plans of the Company include the 2008 Equity Incentive Plan and the 2008 Employee Stock Purchase Plan. Also included in the table are options and restricted stock units outstanding for the following equity compensation plans which were terminated upon adoption of the 2008 Equity Incentive Plan and the 2008 Employee Stock Purchase Plan: the 1999 Stock Option Plan, the Restricted Stock Award Plan and the 1998 Stock Option Plan.

The 2008 Equity Incentive Plan, the 2008 Employee Stock Purchase Plan, the 1999 Stock Option Plan and the Restricted Stock Award Plan were approved by the Company’s stockholders. The 1998 Stock Option Plan was not approved by the Company’s stockholders.

The following table summarizes the Company’s equity compensation plans as of December 30, 2011:

				Number of securities
				remaining available for
	Number of securities		Weighted-average	future issuance under
	to be issued upon		exercise price of	equity compensation plans
	exercise of		outstanding	(excluding securities
	outstanding options,		options, warrants	reflected in the first
Plan category	warrants and rights		and rights	column)

Equity compensation plans approved by security holders	1,473,119	(1)	$18.06	1,007,280	(2)

Equity compensation plans not approved by security holders	17,500		$6.51	-
Total	1,490,619		$17.60	1,007,280

(1)	Includes 1,055,223 shares of common stock issuable to settle restricted stock unit awards. No weighted average exercise price has been assumed for these shares in the table above.
(2)	Includes 101,838 shares which are reserved for issuance under the 2008 Employee Stock Purchase Plan.

41

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Human Resources Committee of the Board of Directors does not constitute soliciting material and should not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the Chief Executive Officer. The Committee is composed of the five independent non-employee directors. No executive officers of the Company are included on the Human Resources Committee.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis, and based on the review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy statement.

Members of the Human Resources Committee

Leslie G. Denend, Ph.D., Chairperson

Samuel H. Armacost

Mary B. Cranston

Stephen C. Riggins

John B. Shoven, Ph.D.

42

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification Agreements

We are a party to indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law.

Exponent Engineering

In January 2006, we entered into a services agreement with Exponent Engineering, P.C., a California professional corporation that is qualified to do business in the States of New York, Michigan, and North Carolina, in order to facilitate the provision of professional engineering services in these states. Pursuant to the agreement, we provide all professional and administrative services required by Exponent Engineering. In exchange for these services, Exponent Engineering will deliver to us all amounts or other consideration received by Exponent Engineering resulting from the provision of these professional services. The shareholders of Exponent Engineering are executive officers of Exponent. However, none of these executive officers receive any compensation for their participation in Exponent Engineering and have no financial interest in the securities of Exponent Engineering. During fiscal 2011 we received $4,265,000 of consideration from Exponent Engineering under this services agreement.

Audit Committee Approval Procedures

The Audit Committee of the Board of Directors is responsible for reviewing and approving all related party transactions.

43

OTHER MATTERS

The Company knows of no other matters that will be brought before the Annual Meeting. However, if any such matters are properly presented before the Annual Meeting, it is the intention of the persons named in the Notice to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to vote by phone, vote via the internet or submit your proxy by mail if you elected to receive printed proxy materials at your earliest convenience.

Notice Regarding the Internet Availability of Proxy Materials for the 2012 Annual Meeting. This proxy statement and our 2011 Annual Report on Form 10-K for the fiscal year ended December 30, 2011, as filed with the SEC, will be available at: http://bnymellon.mobular.net/bnymellon/expo on or about April 18, 2012.

Stockholder Proposals and Nominations for the 2013 Annual Meeting. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission and our Bylaws.

Stockholder-Initiated Proposals and Nominations for 2013 Annual Meeting

Proposals Submitted under SEC Rules. Stockholder-initiated proposals (other than director nominations) may be eligible for inclusion in our Proxy Statement for next year’s 2013 Annual Meeting (in accordance with SEC Rule 14a-8) and for consideration at the 2013 Annual Meeting. Our Secretary must receive a stockholder proposal no later than December 21, 2012 for the proposal to be eligible for inclusion. Any stockholder interested in submitting a proposal or nomination is advised to contact legal counsel familiar with the detailed securities law requirements for submitting proposals or nominations for inclusion in a company’s proxy statement. Proposals should be sent to us at: Exponent, Inc., 149 Commonwealth Drive, Menlo Park, CA 94025, Attention: Corporate Secretary.

Proposals and Nominations under Company Bylaws. Stockholders may also submit proposals for consideration, and nominations of director candidates for election, at the 2013 Annual Meeting by following certain requirements set forth in our Bylaws. The current applicable provisions of our Bylaws are described below. Proposals will not be eligible for inclusion in the 2013 Proxy Statement unless they are submitted in compliance with then applicable SEC rules as referenced above; however, they will be presented for discussion at our 2013 Annual Meeting if the requirements established by our Bylaws for stockholder proposals and nominations have been satisfied.

For nominations and proposals which are not intended to be included in our 2013 Proxy Statement, the stockholder must provide the information required by our Bylaws and give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•	not earlier than the opening of business on January 18, 2013; and
•	not later than the close of business on February 19, 2013.

For a full description of the requirements for submitting a proposal or nomination, see our Bylaws. Submissions or questions should be sent to us at: Exponent, Inc., 149 Commonwealth Drive, Menlo Park, CA 94025, Attention: Corporate Secretary.

44

Proxy Solicitation Costs. The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain Company directors, officers and regular employees, without additional compensation, by personal conversation, telephone, telegram, letter, electronically, or by facsimile.

FOR THE BOARD OF DIRECTORS

Richard L. Schlenker, Corporate Secretary

Menlo Park, California

April 18, 2012

45

APPENDIX A

FORM OF AMENDMENT

TO

EXPONENT INC.

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

In accordance with Section 15 of the 2008 Plan, the 2008 Plan is hereby amended effective May 31, 2012 to include the following changes and additions:

1.	By substituting the following for the first sentence of subsection 3(a) of the Plan:

“Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 2,414,075 shares of Common Stock.”

A-1

EXPONENT, INC.

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN (AS PROPOSED TO BE AMENDED)

1.	Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Exponent, Inc., a Delaware corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.	Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Committee or delegate as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c) “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Cash Award, Stock Award or Option granted in accordance with the terms of the Plan.

(e) “Awardee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(f) “Award Agreement” means a Cash Award Agreement, Stock Award Agreement and/or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Award” means a bonus opportunity awarded under Section 12 pursuant to which an Awardee may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

(i) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information); (iv) the Participant’s violation of any noncompetition agreement with the Company or an Affiliate; (v) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business; (vi) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; (vii) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.

A-2

(j)  “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, the consummation of any of the following:

i. an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction, or, in the case of an Ownership Change Event described in Section 2(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

ii. the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(k) “Code” means the United States Internal Revenue Code of 1986, as amended.

(l) “Committee” mean the Human Resources Committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Exponent, Inc., a Delaware corporation, or its successor.

(o) “Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(p) “Conversion Award” has the meaning set forth in Section 4(b)(xi) of the Plan.

(q) “Director” means a member of the Board.

(r) “Effective Date” means the date of approval of the Plan by the stockholders of the Company in the manner and to the extent required by Applicable Laws.

A-3

(s) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer and/or Inside Director. The Administrator shall determine whether or not the Chairman of the Board qualifies as an “Employee.” Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee's status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

i. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or The Nasdaq Global Select Market, its Fair Market Value shall be the closing price for the Common Stock as quoted on such exchange or system on the date of determination, or if the Shares are not trading on such date, then the closing price for the Common Stock on the last preceding trading day on which sales of the Shares are reported as having occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the closing high bid and low asked prices for the Common Stock on the date of determination, or if no prices are quoted for such date, then the mean between the closing high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Grant Date” means, for all purposes, the date on which the Administrator approves the grant of an Award, or such later date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Awardee's employment relationship with the Company.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Insider Director” means a Director who is an Employee.

(y) “Nasdaq” means the Nasdaq Global Market or its successor.

(z) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

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(dd) “Ownership Change Event” means the consummation of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(ee) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(ff) “Plan” means this Exponent, Inc. 2008 Equity Incentive Plan.

(gg) “Qualifying Performance Criteria” shall have the meaning set forth in Section 12(b) of the Plan.

(hh) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii) “Stock Appreciation Right” means a right to receive cash and/or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(jj) “Stock Award” means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(kk) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(ll) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(mm) “Termination of Employment” shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(nn) “Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3.	Stock Subject to the Plan.

(a) Aggregate Limits.   Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 2,414,075 shares of Common Stock. The maximum number of shares that may be issued as Incentive Stock options is 1,869,720.

Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If an Awardee pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall not become available for re-issuance thereafter under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

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(b) Code Section 162(m) Share Limits.   Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares subject to non-cash Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 200,000 Shares, except that in connection with his or her first commencing service with the Company or an Affiliate, an Awardee may be granted Awards covering up to an additional 400,000 Shares during the year in which such service commences. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 14(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).

4.	Administration of the Plan.

(a)   Procedure.

i.    Multiple Administrative Bodies.    The Plan shall be administered by a Committee and/or their delegates; provided however that any delegation of authority to any Committee or delegate does not diminish the authority of the Board to administer the Plan should it deem it appropriate.

ii.    Section 162.    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

iii.  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

iv.   Other Administration.    The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code or (C) any other executive officer.

v.    Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

vi.   Nasdaq.     The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b)  Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i.    to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii.   to determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

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iii.   to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv.   to approve forms of Award Agreements for use under the Plan;

v.    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi.   to correct administrative errors;

vii.  to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

viii.  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

ix.   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

x.   to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

xi.   to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xii.   to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiii.  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

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xiv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xv. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

xvi. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator's Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.	Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.	Term of Plan.

The Plan shall become effective on the Effective Date. It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company unless terminated earlier under Section 15 of the Plan.

7.	Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date; and provided further that the term may be ten and one-half (10 1/2) years (or a shorter period) in the case of Options granted to Employees in certain jurisdictions outside the United States as determined by the Administrator.

8.	Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

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(a)  Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)  Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i.  In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii. Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c)  Vesting Period and Exercise Dates.    Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

(d)  Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i.   cash;

ii. check or wire transfer (denominated in U.S. Dollars);

iii. subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v. cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

vi. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

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vii. any combination of the foregoing methods of payment.

(e)   Effect of Termination on Options

i. Generally.    Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment other than as a result of circumstances described in Sections 8(f)(ii), (iii) and (iv) below, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Employment may be exercised by the Awardee until the earlier of (A) three (3) months following Awardee’s Termination of Employment or (B) the expiration of the term of such Option; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

ii. Disability of Awardee.    Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's disability, including Total and Permanent Disability, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Employment may be exercised by the Awardee until the earlier of (A) twelve (12) months following Awardee’s Termination of Employment as a result of Awardee’s disability, including Total and Permanent Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

iii.  Death of Awardee.    Unless otherwise provided for by the Administrator, upon an Awardee's Termination of Employment as a result of the Awardee's death, all outstanding Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) twelve (12) months following the Awardee's death or (B) the expiration of the term of such Option. If an Option is held by the Awardee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 16 of the Plan), the executor or administrator of the Awardee's estate or, if none, by the person(s) entitled to exercise the Option under the Awardee's will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person's authority to act as such. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate. The Awardee’s service shall be deemed to have terminated on account of death if the Awardee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Awardee’s Termination of Employment.

iv.  Termination for Cause.    The Administrator has the authority to cause all outstanding Awards held by an Awardee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Awardee of the Awardee’s Termination of Employment for Cause. If an Awardee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Awardee shall be terminated for Cause, the Administrator has the authority to cause all the Awardee’s rights under all outstanding Awards to be suspended during the investigation period in which event the Awardee shall have no right to exercise any outstanding Awards.

v.  Other Terminations of Employment.    The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Awardee than that specified above.

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vi.  Extension of Exercise Period.    The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Awardee’s Termination of Employment from the periods set forth in Sections 8(f)(i), (ii) and (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

vii. Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(f) above or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Awardee is notified by the Company that the Option is exercisable, but in any event no later than the Option expiration date.

viii. Extension if Subject to Section 16(b).    Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(f) above or in the Option Agreement would subject the Awardee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Awardee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Awardee’s Termination of Employment, or (iii) the Option expiration date.

(f)  Leave of Absence.    The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9.	Incentive Stock Option Limitations/Terms.

(a)  Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)  $100,000 Limitation.    Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)  Transferability.    An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Awardee will not constitute a transfer.

(d)  Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(e)  Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

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10.	Exercise of Option.

(a)  Procedure for Exercise.

i.   Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

ii.   An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes (if any).

iii.  An Option may not be exercised for a fraction of a Share.

(b) Rights as a Stockholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11.	Stock Awards.

(a)  Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)   Restrictions and Performance Criteria.    The grant, issuance, retention, settlement and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as “performance-based compensation” thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c) Forfeiture.    Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d) Rights as a Stockholder.    Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual stockholder.

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(e)   Stock Appreciation Rights.

i.   General.    Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

ii.   Exercise of Stock Appreciation Right.    Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii. Nonassignability of Stock Appreciation Rights.    Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12.	Cash Awards.

(a)  Cash Award.    Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Awardee as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall not exceed U.S. $1,000,000.

(b)  Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria selected by the Committee and specified in writing not later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

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(c) Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d) Termination of Employment. The Administrator shall have the discretion to determine the effect a Termination of Employment due to (i) disability, (ii) death or (iii) otherwise shall have on any Cash Award.

13.	Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to an Awardee's family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Qualifying Performance Criteria.    For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest, taxes, depreciation, amortization and stock-based compensation; earnings before taxes; and net earnings); (iii) earnings per share; (iv) stock price; (v) return on equity or average stockholders' equity; (vi) total stockholder return; (vii) return on assets or net assets; (viii) return on investment; (ix) revenue before reimbursements; (x) income or net income; (xi) operating income or net operating income, in aggregate or per share; (xii) operating profit or net operating profit; (xiii) operating margin; (xiv) return on operating revenue; (xv) contract awards or backlog; (xvi) overhead or other expense reduction; (xvii) growth in stockholder value relative to the moving average of the S&P 500 Index or S&P SmallCap 600 Index; and (xviii) objective strategic plan development and implementation (including individual objective performance goals that relate to achievement of the Company’s or any business unit’s strategic plan). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(c) Certification.    Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d) Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

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(e) Tax Withholding Obligation.    As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f) Compliance with Section 409A.    Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant's death.

(g) Deferral of Award Benefits.    The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator's establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

14.	Adjustments upon Changes in Capitalization, Dissolution, or Change In Control

(a) Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and each of the share limits set forth in Section 3(b), shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

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(b) Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c) Change in Control.    In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; and/or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.

For purposes of this Section 14(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 14(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction. The treatment of Cash Awards in a transaction governed by this Section 14(c) shall be governed by the applicable Award Agreement.

15.	Amendment and Termination of the Plan.

(a) Amendment and Termination.    The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. To the extent required to comply with Section 162(m), the Company shall seek re-approval of the Plan from time to time by the stockholders. In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

i.   increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14 of the Plan;

ii.  increase the share limits set forth in Section 3(b) or the cash limit set forth in Section 12(a);

iii. reprice or otherwise reduce the exercise price of Options outstanding under the Plan, other than an adjustment provided for under Section 14 of the Plan; or

iv. change the class of persons eligible to receive Awards under the Plan.

(b) Effect of Amendment or Termination.    No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B). Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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(c) Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16.	Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.	No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ or service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.	Legal Compliance.

Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

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21.	Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of Delaware. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22.	Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares.    The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax Consequences.    Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

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(c) Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23.	Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24.	Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

EXPONENT, INC.

INTERNET

http://www.proxyvoting.com/expo

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

22602   Fulfillment 22603

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Please mark your votes as indicated in this example X

The Board of Directors recommends you vote FOR the following:

ITEM 1. ELECTION OF DIRECTORS

Nominees:	FOR	AGAINST	ABSTAIN
1.1 Samuel H. Armacost	☐	☐	☐
1.2 Mary B. Cranston	☐	☐	☐
1.3 Leslie G. Denend, Ph.D.	☐	☐	☐
1.4 Michael R. Gaulke	☐	☐	☐
1.5 Paul R. Johnston, Ph.D	☐	☐	☐
1.6 Stephen C. Riggins	☐	☐	☐
1.7 John B. Shoven, Ph.D.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN
ITEM 2	TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 28, 2012.	☐	☐	☐
ITEM 3	ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS FOR FISCAL 2011.	☐	☐	☐
ITEM 4	TO APPROVE AN AMENDMENT OF THE AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN.	☐	☐	☐

NOTE: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Will Attend Meeting ☐ YES

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________

You can now access your Exponent, Inc. account online.

Access your Exponent, Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for Exponent, Inc. now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink℠** for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: **http://www.proxyvoting.com/expo**

▼ FOLD AND DETACH HERE ▼

EXPONENT, INC.

The undersigned stockholder of Exponent, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 2012, and hereby appoints Paul R. Johnston and Richard L. Schlenker and either of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held at 149 Commonwealth Drive, Menlo Park, California 94025, at 10:00 a.m., local time, on Thursday, May 31, 2012 and at any adjournment thereof, upon the following matters.

Address Change/Comments (Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

22602

Fulfillment
22603